Nov. 26, 2014

Orden de Compra

Para:

IHO-Agro International Inc.

Condiciones: A pagar a la venta del productos
Responsable: Ruben Rodriguez
El producto ser enviado de acuerdo a un orario.

Envie A:

[redacted] **Norte #7886, David, Panama**

Orden # 001		

Por favor enviar siguiente según lo especificado

#	Cantidad	Description	Litres	Precio Unitar	Total
1	[redacted]	**Fertilizante IHO-Bio, 5 galones (18.9L)**	[redacted]	[redacted]	**$30,000.00**
2	[redacted]	**Fertilizante IHO-Bio, 1L**	[redacted]	[redacted]	**$28,000.00**
3	[redacted]	**Fertilizante IHO-Bio, 250ml**	[redacted]	[redacted]	**$2,048.00**
4	[redacted]	**Fertilizante IHO-Mineral, 5 galones (18.9L)**	[redacted]	[redacted]	**$8,580.00**
5	[redacted]	**Fertilizante IHO-Mineral, 1L**	[redacted]	[redacted]	**$8,155.00**
6	[redacted]	**Fertilizante IHO-Mineral, 250ml**	[redacted]	[redacted]	**$595.00**
				Total	**$77,378.00**

Comentarios: IHO MINERAL 56.00 LITRO Y TRANSPORTE A DAVID IHO BIO UN 20% DESCUENTO DE 200LITROS EN ADELANTE Y TRANSPORTE HASTA DAVID. 1REl 2015	Firma: [signature]